ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Micro-Cap ETF

NASDAQ ticker: DWMC

AdvisorShares Dorsey Wright Short ETF

NASDAQ ticker: DWSH

Supplement dated July 9, 2018

to the Statement of Additional Information

dated June 8, 2018

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) for the AdvisorShares Dorsey Wright Micro-Cap ETF and AdvisorShares Dorsey Wright Short ETF (the “Funds”) and should be read in conjunction with that document.

As stated in the Funds’ Prospectus and SAI, each Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.”

All orders to create or redeem Creation Units of the Dorsey Wright Micro-Cap ETF must be received in proper form by the close of the regular trading session on the NASDAQ Stock Market LLC (ordinarily 4:00 p.m., Eastern Time) for the order to be effected based on the net asset value of shares of the Fund next determined after receipt of the order.

All orders to create or redeem Creation Units of the Dorsey Wright Short ETF must be received in proper form by no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the NASDAQ Stock Market LLC (ordinarily 4:00 p.m., Eastern Time), for the order to be effected based on the net asset value of shares of the Fund next determined after receipt of the order.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.